Exhibit 10.3

SUPPLEMENTAL AGREEMENT NO. 8

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 8 (SA-8) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;

WHEREAS, Customer and Boeing agree to incorporate clarifying revisions to certain exhibits and letter agreements [*CTR] for the [*CTR] in Supplemental Agreement No. 7; and

WHEREAS, Customer and Boeing agree to address multiple [*CTR] related to 787 aircraft;

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

PA 3219	SA-8	Page 1
BOEING PROPRIETARY

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1.    Table of Contents.

The Table of Contents referencing SA-7 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-8 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.    Letter Agreements.

2.1    Open Configuration Matters.

Letter Agreement 3219-08R2 entitled “Open Configuration Matters” is withdrawn in its entirety.

2.2    Aircraft Purchase Rights and Substitution Rights.

(a)    Revisions of Attachment C. Revisions are made to the attachments of Letter Agreement 6-1162-TRW-0664R1 as follows:

Attachment	SA-8 Action
Attachment C(R2) – MADP & QADP Rights Aircraft	REPLACED by Attachment C(R3) – MADP & QADP Rights Aircraft

2.3    [* CTR].

Letter Agreement AAL-PA-3219-1604503 entitled “787 Aircraft [*CTR]” is added to the Purchase Agreement in order to, inter alia, address certain 787 [*CTR]. Letter Agreement AAL-PA-3219-1604503 is hereby made a part of the Purchase Agreement.

3.    Effect on Purchase Agreement.

Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

PA 3219	SA-8	Page 2
BOEING PROPRIETARY

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AGREED AND ACCEPTED

January 26, 2017
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Vice President and Treasurer
Title	Title

PA 3219	SA-8	Page 3
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~	SA-2
1(R5)	787-9 Aircraft Information Table – GENX	SA-7
2(R1)	787-8 Aircraft Information Table – GENX ([*CTR] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([*CTR] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6

EXHIBIT
A(R2).	Aircraft Configuration for [*CTR] Aircraft	SA-7
A2(R3)	Aircraft Configuration for [*CTR] Aircraft	SA-6
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[*CTR]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[*CTR]
~~EE1~~.	[*CTR]	SA-2
EE2.	[*CTR]	SA-4
SLP1.	Service Life Policy Components

P.A. No. 3219	SA-8
Table of Contents	Page 1

BOEING PROPRIETARY

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
3219-01	[*CTR]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[*CTR]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ Withdrawn	SA-8
~~6-1162-AKP-071R1~~	[*CTR] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[*CTR] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[*CTR] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[*CTR] Terminated	SA-3
6-1162-CLO-1039	[*CTR]
6-1162-CLO-1042	[*CTR]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[*CTR]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R2	[*CTR]	SA-6
~~6-1162-CLO-1048~~	~~Final Matters~~	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R1	Aircraft Purchase Rights and Substitution Rights	SA-4
	Attachment A(R2) – MADP Exercise Dates	SA-6
	Attachment B(R2) – QADP Exercise Dates	SA-6
	Attachment C(R3) – MADP & QADP Rights Aircraft: Description/Price Data	SA-8
	Attachment D – Form of Purchase Agreement Supplement	SA-3
	~~Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement~~: WITHDRAWN	SA-6

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Table of Contents	Page 2

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
~~6-1162-TRW-0665~~	[*CTR]	SA-3
~~6-1162-TRW-0666~~	[*CTR]	SA-3
6-1162-TRW-0667R2	[*CTR]	SA-6
6-1162-TRW-0668R1	[*CTR]	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[*CTR] WITHDRAWN	SA-3
6-1162-TRW-0672R1	[*CTR]	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R3	Business Considerations	SA-6
AAL-PA-3219-LA-08836R1	[*CTR]	SA-6
AAL-PA-3219-LA-08837R1	[*CTR]	SA-6
AAL-PA-3219-LA-08838	[*CTR]	SA-3
AAL-LA-1106678	Assignment Matters	SA-3
AAL-PA-3219-LA-1302236R1 AAL-PA-3219-LA-1604503	[*CTR] 787 [*CTR]	SA-6 SA-8

P.A. No. 3219	SA-8
Table of Contents	Page 3

BOEING PROPRIETARY

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-3219-LA-1604503

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	787 Aircraft [*CTR]

References:	(a) Purchase Agreement No. 3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (collectively, the Aircraft); and

(b) Aircraft General Terms Agreement No. AGTA-AAL (AGTA) between Boeing and Customer dated as of October 31, 1997.

This agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.

As of the date of this Letter Agreement, Customer has ordered twenty (20) 787-8 model aircraft and twenty-two (22) 787-9 model aircraft under the Purchase Agreement.

Boeing and Customer agree as follows:

1.	[*CTR] by Boeing.

1.1. [*CTR]

Certain Buyer Furnished Equipment required for the [*CTR] on the 787-8 Aircraft delivering to Customer [*CTR] were [*CTR] by Boeing [*CTR] in accordance with Supplemental Exhibit BFE2 ([*CTR]). Boeing hereby [*CTR].

1.2. [*CTR] for 787-8 Aircraft

1.2.1.    Under the Purchase Agreement, Customer has [*CTR]:

1.2.1.1.    [*CTR]; and

1.2.1.2.    [*CTR]

1.2.2.    Customer has [*CTR] in the following manner:

1.2.2.1.    Boeing will [*CTR]. The [*CTR] by Customer, at its option, in [*CTR] pursuant to the terms and conditions of the Purchase Agreement. The [*CTR] 787-8 Aircraft that Customer has [*CTR];

P.A. No. 3219	SA-8	L.A. AAL-PA-3219-LA-1604503
787 Aircraft [*CTR]		Page 1
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1.2.2.2.    At time of delivery of each of the [*CTR] 787-8 aircraft listed on Table 2(R1) and Table 3(R1) that have [*CTR], Boeing will [*CTR]. The [*CTR]. Each [*CTR] at the time of delivery of the applicable Aircraft.

1.2.2.3.    Boeing will [*CTR] at time of delivery of each [*CTR] (as defined in Letter Agreement 6-1162-TRW-0664R1, entitled “Aircraft Purchase Rights and Substitution Rights” (Purchase Rights LA)) that is both (i) being [*CTR] (as both are defined in the Purchase Rights LA) and (ii) a 787-8 model type Aircraft. The [*CTR]. Each 787-8 [*CTR] at the time of delivery of the applicable Aircraft.

1.3. [*CTR] for 787-9 Aircraft.

1.3.1.    Customer has [*CTR] in the following manner:

1.3.1.1.    Boeing will [*CTR] for the twenty-two (22) 787-9 Aircraft listed on Table 1 (R4).

1.3.1.2.    Boeing will [*CTR] in accordance with letter agreement 6-1162-TRW-0664R1, entitled “Aircraft Purchase Rights and Substitution Rights.”

1.3.1.3.    Upon Customer’s [*CTR] for [*CTR] 787-9 Aircraft, delivered by Boeing to Customer.

2.	787-8 [*CTR] Aircraft.

2.1    The parties agree that the delivery of [*CTR] 787-8 Aircraft [*CTR]. Boeing has [*CTR] for delivery of the 787-8 [*CTR] Aircraft. Customer hereby [*CTR] pursuant to [*CTR] of Letter Agreement 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft” (the Misc. LA) from the [*CTR].

2.2    In the event that the actual [*CTR] of the 787-8 [*CTR] Aircraft is [*CTR] to Customer in accordance with [*CTR] of the Misc. LA.

2.3    For avoidance of doubt, Customer shall not have the [*CTR] unless and until the aggregate duration of the [*CTR]. For purposes of the Misc LA, such [*CTR].

2.4    For the further avoidance of doubt, this Letter Agreement does not affect the [*CTR] pursuant to this Letter Agreement or pursuant to Letter Agreement 6-1162-TRW-0674R3 entitled “Business Considerations”. So long as a 787-8 [*CTR] Aircraft is [*CTR]. If a 787-8 [*CTR] Aircraft is [*CTR] described above.

3.	Miscellaneous.

3.1    Boeing and Customer agree and acknowledge that the Optional Features price set forth on Table 1(R5) entitled “787-9 Aircraft Delivery, Description, Price and Advance Payments” [*CTR] by Customer that are listed on the attachment to Exhibit A(R2) entitled “Aircraft Configuration” and [*CTR]. Boeing and Customer further agree that in the event that the options listed on the attachment to Exhibit A(R2) (or its replacement document) are ever amended or revised, for any reason, the [*CTR]. The [*CTR].

P.A. No. 3219	SA-8	L.A. AAL-PA-3219-LA-1604503
787 Aircraft [*CTR]		Page 2
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3.2    Boeing and Customer agree and acknowledge that the Optional Features prices set forth on Table 2(R1) entitled “787-8 Aircraft Delivery, Description, Price and Advance Payments ([*CTR] (12) 787-8 Aircraft)” and set forth on Table 3(R1) entitled “787-8 Aircraft Delivery, Description, Price and Advance Payments ([*CTR] (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)” [*CTR]. Boeing and Customer further agree that in the event that the options listed on the attachment to Exhibit A2(R3) (or its replacement document) are ever amended or revised, for any reason, the Optional Features prices on Table 2(R1) (or its replacement document) or Table 3(R1) (or its replacement document) [*CTR]. The [*CTR].

3.3    Boeing and Customer agree and acknowledge that, pursuant to Section 1.2 of this Letter Agreement, the [*CTR].

3.4    Boeing and Customer agree and acknowledge that the parties are [*CTR].

3.5    Boeing and Customer agree and acknowledge that, pursuant to Section 1.3 of this Letter Agreement, the [*CTR].

3.6    Boeing and Customer agree and acknowledge that, although [*CTR].

3.7    This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, agreements, understandings, commitments, or representations whatsoever, whether oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of both parties.

4.	Assignment.

Notwithstanding any other provision of the Purchase Agreement except for the AGTA Assignment Provisions (as defined in Section 1 of Letter Agreement AAl-LA-1106678 entitled “Assignment Matter”), the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.	Confidential Treatment.

Customer and Boeing understand that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement Letter shall be subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality.

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787 Aircraft [*CTR]		Page 3
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P.A. No. 3219	SA-8	L.A. AAL-PA-3219-LA-1604503
787 Aircraft [*CTR]		Page 4
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EXECUTED as of January 26 , 2016

	THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.

Name:	The Boeing Company	Name:	American Airlines, Inc.

Title:	Attorney-In-Fact	Title:	VP and Treasurer

P.A. No. 3219	SA-8	L.A. AAL-PA-3219-LA-1604503
787 Aircraft [*CTR]		Page 5
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MADP Attachment C(R3) to Letter Agreement 6-1162-TRW-0664R1 (Model 787)

Information Regarding 787-9 MADP Rights

[*CTR]

Airframe Model/MTOW: 787-9	553000 pounds	Detail Specification: [*CTR]
Engine Model/Thrust: GENX-1B74/75 Airframe Price:	74100 pounds [*CTR]	Airframe Price Base Year/Escalation Formula: Engine Price Base Year/Escalation Formula:	[*CTR] [*CTR]	[*CTR] [*CTR]
Optional Features:	[*CTR]

Sub-Total of Airframe and Features:	[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):	[*CTR]	Base Year Index (CPI):	[*CTR]

Buyer Furnished Equipment (BFE) Estimate:	[*CTR]	Engine Escalation Data:
Seller Purchased Equipment (SPE)/In-Flight Ente	[*CTR]	Base Year Index (ECI):	[*CTR]
Fixed Price Options:	[*CTR]	Base Year Index (CPI):	[*CTR]
Deposit per Aircraft:	[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No.	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-03219 89114-1F.TXT
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Boeing Proprietary

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MADP Attachment C(R3) to Letter Agreement 6-1162-TRW-0664R1 (Model 787)

Information Regarding 787-9 MADP Rights

[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No.	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total:	29

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QADP Attachment C(R3) to Letter Agreement 6-1162-TRW-0664R1 (Model 787)

Information Regarding 787-9 QADP Rights

[2nd Quarter 2016 Escalation Forecast: Subject to Change]

Airframe Model/MTOW: 787-9	553000 pounds	Detail Specification: [*CTR]
Engine Model/Thrust: GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Airframe Price:	[*CTR]	Engine Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Optional Features:	[*CTR]

Sub-Total of Airframe and Features:	[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[*CTR]	Base Year Index (ECI):	[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):	[*CTR]	Base Year Index (CPI):	[*CTR]

Buyer Furnished Equipment (BFE) Estimate:	[*CTR]	Engine Escalation Data:
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IF	[*CTR]	Base Year Index (ECI):	[*CTR]
Fixed Price Options	[*CTR]	Base Year Index (CPI):	[*CTR]
Deposit per Aircraft:	[*CTR]

Delivery Date	QADP Designation	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No.	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2019	[*CTR] 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	[*CTR] 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	[*CTR] 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	[*CTR] 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	[*CTR] 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	[*CTR] 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	[*CTR] 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	[*CTR] 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	[*CTR] 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	[*CTR] 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	[*CTR] 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	[*CTR] 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	[*CTR] 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA-03219 89114-1F.TXT
Aircraft Purchase Rights and Substitution Rights, MADP Attachment C(R3)	SA-8	MADP Attachment C(R3) to LA-6-1162-TRW-0664R2, Page 1

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

QADP Attachment C(R3) to Letter Agreement 6-1162-TRW-0664R1 (Model 787)

Information Regarding 787-9 QADP Rights

[*CTR]

Delivery Date	QADP Designation	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Item No.	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2020	[*CTR] 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	[*CTR] 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	[*CTR] 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	[*CTR] 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	[*CTR] 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	[*CTR] 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	[*CTR] 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	[*CTR] 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	[*CTR] 2021	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	[*CTR] 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	[*CTR] 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	[*CTR] 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	[*CTR] 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	[*CTR] 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	[*CTR] 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	[*CTR] 2022	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total:		29

AAL-PA-03219 89114-1F.TXT
Aircraft Purchase Rights and Substitution Rights, MADP Attachment C(R3)	SA-8	MADP Attachment C(R3) to LA-6-1162-TRW-0664R2, Page 2

Boeing Proprietary

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]